EXHIBIT 10.4


                              EXCLUSIVITY CONTRACT

DATE:     MAY 15, 1995

BETWEEN:  JJAMP TREASURY INTERNATIONAL CORP.,
          1181 FINCH AVE WEST UNIT 21
          NORTH YORK, ONTARIO  M3J-2VB

AND:      TADIRAN ELECTRONIC INDUSTRIES INC.

IT IS MUTUALLY AGREED BETWEEN JJAMP TREASURY INTERNATIONAL CORP., HEREINAFTER CALLED "THE AGENT" AND TADIRAN ELECTRONICS INC. CALLED "THE SUPPLIERS", THAT:

1. THE SUPPLIERS HEREBY APPOINTS THE AGENT, AND THE AGENT HEREBY AGREES TO ACT FOR THE SUPPLIERS, AS EXCLUSIVE AND SOLE DISTRIBUTOR FOR THE SALE OF ITS CIVILIAN ALKALINE BATTERIES, THAT CAN BE SOLD IN THE AGENT'S TERRITORY.

2. THE TERRITORY COVERED BY THIS AGREEMENT WILL BE BRAZIL, ARGENTINA AND ANY OTHER TERRITORIES MUTUALLY ACCEPTED BY BOTH PARTIES.

3. THIS AGREEMENT IS EFFECTIVE FOR 24 MONTHS FROM DATE OF THIS AGREEMENT AND MAY BE CANCELLED BY EITHER PARTY UPON 60 DAYS WRITTEN NOTICE. THIS AGREEMENT HOWEVER, BECOMES AUTOMATICALLY RENEWABLE AT ITS ANNIVERSARY, IF STILL IN EFFECT.

4. FURTHER, IN THE EVENT OF TERMINATION SHOULD THE SUPPLIERS NEED TO APPOINT ANOTHER AGENT OR REPRESENTATIVE IN THE TERRITORY TO SERVICE THE EXISTING CONTRACTS INITIATED BY THE AGENT, THEN THE ARRANGEMENTS AFORMENTIONED SHALL BE RENEGOTIATED TO THE MUTUAL SATISFACTION OF BOTH PARTIES (AGENT AND SUPPLIERS AND IN ACCORDANCE WITH GOOD FAITH).

5.   AGENT EXPENSES
AGENT WILL PAY ALL OF ITS OWN EXPENSES AND THOSE OF ITS EMPLOYEES AND AGENTS AND WILL PROVIDE ADEQUATE PERSONNEL AND INSURANCE INCLUDING, BUT NOT LIMITED TO, PRODUCT LIABILITY INSURANCE. IN NO EVENT WILL TADIRAN BE LIABLE TO AGENT FOR ANY PROFIT OR OTHER SUMS, AND AGENT'S PROFITS ON THE PRODUCTS WILL BE DERIVED SOLELY FROM ITS MARK-UP OF THE SALES PRICE.

6.   DISCONTINUANCE OF PRODUCTION
TADIRAN RESERVES THE RIGHT IN ITS ABSOLUTE DISCRETION WITHOUT INCURRING ANY LIABILITY TO AGENT WITH RESPECT TO ANY PURCHASE ORDER PLACED BY THE AGENT AND APPROVED BY TADIRAN, OR OTHERWISE, TO DISCONTINUE ITS PRODUCTION, SALE AND DISTRIBUTION OF ANY OF THE


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PRODUCTS OF SUCH DISCONTINUANCE. WHERE FEASIBLE HOWEVER TADIRAN WILL ENDEAVOUR
TO PROVIDE AGENT WITH ADVANCE NOTICE.

7.   WARRANTY
TADIRAN GUARANTEES PRODUCTS AGAINST FAULTY MATERIALS OR WORKMANSHIP FOR A PERIOD OF ONE YEAR FROM SHIPMENT; PROVIDED HOWEVER THAT SUCH WARRANTY SHALL NOT APPLY IF PRODUCTS HAVE BEEN HANDLED OR STORED OTHER THAN IN ACCORDANCE WITH TADIRAN'S STORAGE INSTRUCTIONS OR HAVE BEEN SUBJECTED TO MISUSE, NEGLECT, ACCIDENT OR MODIFICATION. TADIRAN'S SOLE OBLIGATION UNDER THIS WARRANTY IS TO REPLACE THE FAULTY PRODUCT OR CREDIT THE AGENT WITH THE ORIGINAL PURCHASE PRICE. RETURN SHIPMENT OF THE FAULTY PRODUCT SHALL BE AT AGENT'S EXPENSE AND ONLY UPON TADIRAN'S WRITTEN APPROVAL.

THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, WHETHER ORAL, WRITTEN, EXPRESS IMPLIED OR STATUTORY, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. IN NO EVENT SHALL TADIRAN BE LIABLE FOR DIREDT DAMAGES OR FOR BUSINESS EXPENSES, LOSS OF PROFITS, INCIDENT, SPECIAL OR CONSEQUENTIAL DAMAGES, HOWEVER CAUSED, AND REGARDLESS OF WHETHER TADIRAN HAS BEEN ADVISED THEREOF IN ADVANCE.

AGENT IS NOT AUTHORIZED TO, AND SHALL NOT MAKE REPRESENTATION OR ASSUME FOR TADIRAN ANY OBLIGATIONS OR LIABILITIES IN CONNECTION WITH THE SALE OF THE PRODUCTS. PRODUCTS SOLD, BUT NOT PRODUCED OR MANUFACTURED BY TADIRAN OR ITS AFFILIATES, ARE WARRANTED ONLY INSOFAR AS, AND TO THE EXTENT THE WARRANTY OF THE MANUFACTURER APPLIES.

8.   RELATIONSHIP OF PARTIES
THERE SHALL BE NO EMPLOYER - EMPLOYEE RELATIONSHIP BETWEEN TADIRAN AND AGENT. AGENT IS AN INDEPENDENT CONTRACTOR ACTING FOR ITS OWN ACCOUNT, AND ITS AGENTS AND EMPLOYEES ARE IN NO WAY THE LEGAL REPRESENTATIVE OR AGENTS OF TADIRAN FOR ANY PRUPOSE WHATSOEVER AND HAVE NO RIGHT OR AUTHORITY TO ASSUME OR CREATE, IN WRITING OR OTHERWISE, ANY OBLIGATION OF ANY KIND, EXPRESS OR IMPLIED, IN THE NAME OR ON BEHALF OF TADIRAN.

9.   INDEMNIFICATION AND LIMITATION OF LIABILITY
INDEMNIFICATION: AGENT WILL INDEMNIFY TADIRAN IN RESPECT OF, AND HOLD TADIRAN HARMLESS AGAINST, ALL CLAIM, AMOUNTS PAID IN SETTLEMENT, ATTORNEYS' FEES, DISCOVERY AND LITIGATION COSTS, EXPENSES, LOSSES AND DAMAGES, HOWSOEVER CAUSED, ARISING FROM (i) ANY CLAIM OF A THIRD PARTY THAT AGENT MISREPRESENTED ITS AUTHORITY, OR MADE ANY CONTRACTUAL COMMITMENT NOT EXPRESSLY AUTHROIZED UNDER THIS AGREEMENT, AND (ii) ANY ACT OR OMISSION OF AGENT, ITS EMPLOYEES, AGENTS, REPRESNTATIVES OR OFFICERS. IF REQUESTED BY TADIRAN, AGENT AT ITS OWN EXPENSE, WILL DEFEND ALL SUITS AND PROCEEDINGS THAT MAY BE INSTITUTED AGAINST TADIRAN IN RESPECT OF ANY LIABILITY OR MATTER AS TO WHICH AGENT IS REQUIRED TO INDEMNIFY TADIRAN UNDER THIS SECTION, AND WILL PAY ALL DAMAGES AND OTHER SUMS FINALLY AWARDED AGAINST TADIRAN IN ANY SUCH SUIT OR PROCEEDING.


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10.  LIMITATION OF LIABILITY
EXCEPT AS OTHERIWSE EXPRESSLY SET FORTH HEREIN, TADIRAN'S SOLE OBLIGATION UNDER THIS AGREEMENT WILL BE TO SELL PRODUCTS TO AGENT ON THE TERMS AND CONDITIONS PROVIDED FOR HEREIN. IN NO EVENT WILL TADIRAN BE LIABLE TO AGENT FOR ANY DIRECT DAMAGES OR ANY BUSINESS EXPENSES, LOSS OF PROFITS OR INCIDENTAL, INDIRECT OR CONSEQUENTIAL DAMAGES, HOWSOEVER CAUSED.

11.  FORCE MAJEURE
BOTH PARTIES SHALL USE ALL EFFORTS TO PERFORM THEIR OBLIGATIONS UNDER THIS AGREEMENT, BUT SHALL BE EXCUSED FOR FAILURE TO PEROFRM OR FOR DELAY IN PERFORMANCE HEREUNDER DUE TO CAUSES BEYOND THE REASONABLE CONTROL OF EITHER, INCLUDING THE INABILITY OF TADIRAN TO OBTAIN NECESSARY LABOUR MATERIALS. THUS, PRODUCTS ARE ORDERED BY AGENT AND TADIRAN DOES NOT HAVE SUFFICIENT STOCK TO FILL THE ORDER, OR FOR ANY REASON DEEMS THAT IT CANNOT FILL THE ORDER IN ITS USUAL COURSE OF BUSINESS, TADIRAN MAY, AT ITS OPTION AND WITHOUT ANY LIABILITY (i) NOT FILL THE ORDER, (ii) ALLOCATE PROUDCTS AS TO WHICH THERE IS A SHORTAGE AMONG ITS AGENTS, CUSTOMERS AND AGENTS IN ANY REASONABLE MANNER, (iii) ACCEPT THE ORDER ON SUCH CONDITIONS AS IT MAY DEEM APPROPRIATE. IF TADIRAN AGREES TO FILL THE ORDER, BUT FOR ANY REASON BEYOND ITS REASONABLE CONTROL INCLUDING, WITHOUT LIMITATION, INVENTOPRY SHROTAGES, WORK SLOWDOWNS OR STOPPAGES, IS UNABLE TO FILL THE ORDER OR MAKE DELIVERY OF THE PRODUCTS ORDERD BY AGENT, TADIRAN WILL HAVE NO LIABILITY TO DISTRIBUTE IN RESPECT OF SUCH ORDER.

12.  TERMINATION
DURING THE INITIAL TERM OF THIS AGREEMENT OR ANY RENEWAL THEREOF, THIS AGREEMENT MAY BE TERMINATED AS FOLLOWS:

(i) BY EITHER PARTY WITHOUT CAUSE OR LIABILITY (EXCEPT FOR OUTSTANDING ORDERS) BY GIVING WRITTEN NOTICE OF TERMINATION TO THE OTHER PARTY NO LESS THAN 60 DAYS PRIOR TO THE PROPOSED TERMINATION DATE;

(ii) BY EITHER PARTY, IMMEDIATELY ON WRITTEN NOTICE, IF (A) THE OTHER PARTY SHALL BREACH ANY MATERIAL PROVISION HEREOF OF (B) THE OTHER PARTY CEASES TO FUNCTION AS A GOING CONCERN, OR CEASES TO CONDUCT ITS BUSINESS IN THE NORMAL COURSE, OR A RECEIVER IS APPOINTED OR APPLEID FOR WITH RESPECT TO THE OTHER PARTY OR ITS PROPERTY OR PETITION IN BANKRUPTCY IS FILED BY OR AGAINST THE OTHER PARTY, OR IT MAKES AN ASSIGNMENT FOR THE BENEFIT OF CREDITORS;

(iii) BY TADIRAN, IMMEDIATELY ON WRITTEN NOTICE, IN THE EVENT THAT AGENT ATTEMPTS TO ASSIGN THIS AGREEMENT OR ANY RIGHTS HEREUNDER WITHOUT TADIRAN'S PRIOR WRITTEN CONSENT, OR THERE IS A CHANGE OF MANAGEMENT OF AGENT WHICH IS UNACCEPTABLE TO TADIRAN.

13. THE SUPPLIERS HEREBY WARRANT TO THE AGENT THAT IT SHALL NOT APPROACH OR SOLICIT ANY BUSINESS TRANSACTION WITH ANY CLIENT THAT THE AGENT HAS INTRODUCED TO THE SUPPLIERS, WITHOUT PREVIOUS


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CONSENT, IN THE TERRITORY AS DEFINED IN PARAGRAPH TWO, AS LONG AS THIS CONTRACT
IS IN EFFECT.

14. THE SUPPLIERS HEREBY WARRANT TO THE AGENT THAT IT SHALL INFORM AND/OR PROVIDE COPIES OF ANY CORRESPONDENCE BETWEEN THE SUPPLIERS AND ANY CLIENT OR CONTACT IN THE TERRITORIES, WHETHER INTRODUCED BY THE AGENT TO THE SUPPLIERS OR NOT.



APPLICABLE LAW


     THIS AGREEMENT SHALL BE GOVERNED AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE PROVINCE OF ONTARIO.


SIGNED ON THIS 15TH DAY OF MAY, 1995 BY:



/s/ James Hal
---------------------------------------------
JJAMP TREASURY INTERNATIONAL CORP. (AGENT)



ACCEPTED BY


/s/ Sol Jacobs
---------------------------------------------
TADIRAN ELECTRONIC INDUSTRIES INC. (SUPPLIER)


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